Supplement dated March 30, 2020 to the Wilmington Funds Prospectus dated August 31, 2019 (the “Prospectus”)

Effective March 30, 2020, the following supplements the information on page 68 of the Prospectus immediately following the heading “Specific Risks of Investing in the Funds”:

Market Risk in General

Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on a Fund and its investments.

Please keep this Supplement for future reference.

Supplement dated March 30, 2020 to the Wilmington Funds Statement of Additional Information dated August 31, 2019 (the “SAI”)

Effective March 30, 2020, the following supplements the information on page 27 of the SAI immediately following the sub-section entitled “Investment Risks—Stock Market Risks”:

Recent Events Risk

The financial markets in which the Funds invest are subject to price volatility that could cause losses in a Fund. Market volatility may result from varied predictable and unpredictable factors. The recent outbreak of the novel coronavirus, first detected in December 2019, has resulted in disruptions to the economies of many nations, individual companies and the markets in general, the impact of which cannot necessarily be foreseen at the present time. The impact of the novel coronavirus, and other such future infectious diseases in certain regions or countries may perform better or worse due to the nature or level of their public health response or due to other factors. Health crises caused by the recent coronavirus outbreak or future infectious diseases may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time. This pandemic and other epidemics and pandemics that may arise in the future could result in continued volatility in the financial markets and lead to increased levels of Fund redemptions, which could have a negative impact on the Funds and could adversely affect a Fund’s performance, resulting in losses to your investment.

Please keep this Supplement for future reference.

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